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                                                                   EXHIBIT 10.62

                     ASSIGNMENT OF TRADEMARKS, SERVICE MARKS
                            AND REGISTRATIONS THEREOF


         WHEREAS, Sea View Restaurants, Inc., a California corporation having offices at 17383 Sunset Boulevard, Suite 140, Pacific Palisades, California 90272 (hereafter "ASSIGNOR") owns all rights, title and interests in the unregistered trademark and service mark identified in Exhibit A and incorporated herein by reference (hereafter the "Unregistered Marks") as well as the trademark and service marks and the United States and California registrations thereof identified below (hereafter the "Registered Marks" and "Registrations" respectively) along with the goodwill of the business appurtenant to the Unregistered Marks and Registered Marks:

      TYPE         TRADEMARK/SERVICE MARK             REGISTRATION NO.         REGISTRATION DATE
      ----         ----------------------             ----------------         -----------------
      U.S.         G (stylized)                          1,477,188                  02/16/88

      U.S.         GLADSTONE'S 4 FISH                    1,426,956                  01/27/87
                   (and Design)

      U.S.         GLADSTONE'S                           1,337,282                  05/21/85
                   (stylized)

      Cal.         GLADSTONE'S                              21,915                  01/10/85

      Cal.         GLADSTONE'S 4 FISH                       24,923                  11/07/85


         AND WHEREAS, California Beach Restaurants, Inc., a California corporation, with offices at 17383 Sunset Boulevard, Suite 140, Pacific Palisades, California 90272 (hereafter "ASSIGNEE") is desirous of acquiring from ASSIGNOR the entire rights, title and interests in and to the above-identified Unregistered Marks and Registered Marks and Registrations, together with the goodwill of the business pertaining thereto, and said ASSIGNOR is willing to assign the


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above-identified Unregistered Marks and Registered Marks and Registrations and
associated goodwill to ASSIGNEE.

         NOW THEREFORE, TO WHOM IT MAY CONCERN, be it known by these presents that for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, ASSIGNOR does hereby sell, assign, transfer, and quit claim unto ASSIGNEE, its successors, assigns and legal representatives, the full and entire rights, titles and interests in and to the Unregistered Marks and Registered Marks and Registrations identified hereinabove and in Exhibit A, and the attendant goodwill symbolized thereby, the same to vest in ASSIGNEE immediately.

         Further, ASSIGNOR hereby agrees that ASSIGNEE shall have the right to record this instrument of assignment as appropriate with the United States Patent and Trademark Office and the Secretary of State of California so as to establish ASSIGNEE as owner of record of the Registered Marks and Registrations.

         ASSIGNOR further agrees to execute and have executed all documents of any kind whatsoever, and to provide whatever information may be required to carry out the form and intent of this Assignment for and at the request of ASSIGNEE and without charge or cost to ASSIGNEE, to enable ASSIGNEE to file with the United States Patent and Trademark Office, and to enable the Patent and Trademark Office to duly record, this instrument of assignment whereby the Registered Marks and Registrations are assigned to ASSIGNEE.


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         ASSIGNOR hereby represents and warrants that (i) it is the sole owner of the Unregistered Marks, of the Registered Marks and Registrations thereof, and the goodwill associated therewith; (ii) it is not aware of any third party who has asserted a claim of any ownership right, title or interest in the Unregistered Marks or Registered Marks, or any other rights or interests therein which are adverse to those of ASSIGNOR; (iii) the United States registrations are not the subject of any cancellation proceedings in the United States Patent and Trademark Office; (iv) there are no prior assignments, licenses or other transfers of the Unregistered Marks or Registered Marks or Registrations; (v) none of the Unregistered Marks or Registered Marks or Registrations is encumbered or subject to any lien or charge; (vi) ASSIGNOR is free to make the present assignment; and (vii) ASSIGNOR is under no legal obligation or prior commitment which is inconsistent with this Assignment.

         IN WITNESS WHEREOF, ASSIGNOR and ASSIGNEE have caused this instrument to be executed by a duly authorized corporate officer.

                                        SEA VIEW RESTAURANTS, INC.
                                        ("ASSIGNOR")


Date: October 30, 1997                  By: /s/
                                           -------------------------------------
                                        Name:
                                        Title:



Date: October 30, 1997                  CALIFORNIA BEACH RESTAURANTS, INC.
                                        ("ASSIGNEE")

                                        By: /s/
                                           -------------------------------------
                                        Name:
                                        Title:


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                                    EXHIBIT A



G (STYLIZED AND DESIGN)

         Services -- for restaurant services



G (STYLIZED AND DESIGN)

         Goods -- clothing, namely, t-shirts, caps; glass products, namely, mugs and drinking glasses; and beach towels.


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